[SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]

                               September 28, 1998

The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA 23230

               Re: Life of Virginia Separate Account 4

Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 filed by Life of Virginia Separate Account 4 for certain variable annuity policies (File No. 33-76334). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                         Very truly yours,

                         SUTHERLAND ASBILL & BRENNAN LLP

                         By: /s/ Stephen E. Roth
                            -----------------------
                             Stephen E. Roth